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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION



                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 29, 2004


                         California Pizza Kitchen, Inc.
             (Exact name of registrant as specified in its charter)



         California                      000-31149             95-4040623
_______________________________         ___________         __________________
(State or other jurisdiction of         (Commission           (IRS Employer
 incorporation or organization)         File Number)        Identification No.)



6053 West Century Boulevard, 11th Floor
Los Angeles, California                                  90045-6445
________________________________________                 __________
(Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code:  (310) 342-5000



                                 Not Applicable
          ____________________________________________________________
          (Former name or former address, if changed since last report



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Item 7.  Financial Statements and Exhibits


(c)  Exhibits


Exhibit     Description
_______     ___________

  99.1      January 29, 2004 Earnings Release by California Pizza Kitchen, Inc.



Item 12.  Results of Operation and Financial Condition

On January 29, 2004, the Company issued a press release describing selected financial results of the Company for the quarter and fiscal year ended December 28, 2003. A copy of the Company's earnings release is attached hereto as Exhibit 99.1.

The information contained in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.




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SIGNATURES


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


January 29, 2004                          California Pizza Kitchen, Inc.
                                          a California corporation

                                          By:      /s/ Richard L. Rosenfield
                                                   __________________________
                                                   Co-Chief Executive Officer

                                          By:      /s/ Larry S. Flax
                                                   __________________________
                                                   Co-Chief Executive Officer



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EXHIBIT INDEX

Exhibit      Description
_______      ___________

  99.1       January 29, 2004 Earnings Release by California Pizza Kitchen, Inc.